Exhibit 99.2

Rexford Industrial Realty, Inc. NYSE: REXR 11620 Wilshire Blvd Suite 1000 Los Angeles, CA 90025 310-966-1680  www.RexfordIndustrial.com

Table of Contents

Section	Page
Corporate Data:	
Investor Company Summary	3
Financial and Portfolio Highlights and Common Stock Data	4
Consolidated and Combined Financial Results:	
Consolidated and Combined Balance Sheet	5
Consolidated and Combined Statement of Operations	6 - 7
Non-GAAP FFO and AFFO Reconciliations	8 - 9
Statement of Operations Reconciliations	10 - 11
Same Property Portfolio Performance	12 - 13
Joint Venture Financial Summary	14 - 15
Capitalization Summary	16
Debt Summary	17
Portfolio Data:	
Portfolio Overview	18
Occupancy and Leasing Trends	19
Leasing Statistics	20
Top Tenants and Lease Segmentation	21
Capital Expenditure Summary	22
Properties Under Repositioning	23
Acquisitions and Dispositions Summary	24
Definitions / Discussion of Non-GAAP Financial Measures	25 - 26

Disclosures:

Forward Looking Statements: This supplemental package contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors that any forward-looking statements presented herein are based on management's beliefs and assumptions and information currently available to management. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, dependence on tenants' financial condition, and competition from other developers, owners and operators of real estate); risks associated with the disruption of credit markets or a global economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management); risks associated with our failure to maintain our status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; litigation, including costs associated with prosecuting or defending pending or threatened claims and any adverse outcomes, and potential liability for uninsured losses and environmental contamination.

For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see Item 1A. Risk Factors in our 2013 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission ("SEC") on March 20, 2014. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Second Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial
Real Estate Acquisition Development & Management

Page 2

Investor Company Summary

Senior Management Team

Howard Schwimmer	Co-Chief Executive Officer, Director
Michael S. Frankel	Co-Chief Executive Officer, Director
Adeel Khan	Chief Financial Officer
Patrick Schlehuber	Director of Acquisitions
Bruce Herbkersman	Director of Construction & Development
Shannon Lewis	Director of Leasing & Asset Management

Board of Directors

Richard Ziman	Chairman
Howard Schwimmer	Co-Chief Executive Officer, Director
Michael S. Frankel	Co-Chief Executive Officer, Director
Robert L. Antin	Director
Steven C. Good	Director
Joel S. Marcus	Director
Peter Schwab	Director

Company Contact Information

11620 Wilshire Blvd
Suite 1000
Los Angeles, CA 90025
310-966-1680
www.RexfordIndustrial.com

Investor Relations Information

ICR
Brad Cohen and Stephen Swett
www.icrinc.com
212-849-3882

Equity Research Coverage

Bank of America Merrill Lynch	James Feldman
J.P. Morgan	Michael W. Mueller, CFA
FBR Capital Markets & Co.	Nikhil Bhalla
Wells Fargo Securities	Brendan Maiorana, CFA

Disclaimer: This list may not be complete and is subject to change as firms add or delete coverage of our company. Please note that any opinions, estimates, forecasts or predictions regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Rexford Industrial Realty, Inc. or its management. We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of, or concurrence with, such information, conclusions or recommendations. Interested persons may obtain copies of analysts' reports on their own; we do not distribute these reports.

Second Quarter 2014
Supplemental Financial Reporting Package
Rexford Industrial
Real Estate Acquisition Development & Management
Page 3

Financial and Portfolio Highlights and Common Stock Data [(1)]

(in thousands except per share figures and portfolio statistics)

	Three Months Ended June 30, 2014	Three Months Ended March 31, 2014	Three Months Ended December 31, 2013	Period From July 24, 2013 to Sep. 30, 2013 [(2)]
Financial Results:				
Total rental revenues	$ 14,718	$ 13,415	$ 12,448	$ 8,789
Straight line rent	395	184	515	290
Fair value lease expense	73	81	76	122
Net income (loss) attributable to common stockholders	73	1,277	(881)	256
Net income (loss) per common share - basic and diluted	$ 0.00	$ 0.05	$ (0.04)	$ 0.01
Company share of FFO	5,532	4,941	4,308	3,001
FFO per common share - basic and diluted	0.22	0.19	0.17	0.12
EBITDA	7,769	8,959	5,951	4,178
Adjusted EBITDA	10,325	7,514	6,918	4,724
Dividend declared per common share	$ 0.12	$ 0.12	$ 0.12	$ 0.09
Portfolio Statistics:				
Portfolio SF - consolidated	7,908,456	6,533,452	6,321,894	5,489,496
Ending occupancy - consolidated portfolio	90.5%	90.2%	89.7%	88.0%
Pro-forma occupancy including uncommenced leases	91.1%	91.1%	91.7%	89.8%
Leasing spreads - cash	5.2%	3.6%	3.5%	-1.1%
Leasing spreads - GAAP	17.1%	11.5%	12.9%	6.7%
Same Property Performance: [(3)]				
Total rental revenue growth	4.8%	3.4%	9.7%	17.0%
Total property expense growth	-4.1%	15.0%	16.7%	12.0%
NOI growth	8.3%	-1.1%	7.1%	19.0%
Cash NOI growth	3.3%	1.0%	14.5%	15.0%
Ending occupancy	89.8%	89.1%	89.3%	87.3%
Occupancy growth (ppt)	1.4%	1.4%	3.0%	5.6%
Capitalization:				
Common stock price at quarter end	$ 14.24	$ 14.18	$ 13.20	$ 13.51
Common shares issued and outstanding	25,420,381	25,419,418	25,419,418	24,757,841
Total shares and units issued and outstanding at period end [(4)]	28,429,640	28,428,677	28,428,677	28,454,927
Weighted average shares outstanding - basic and diluted	25,419,757	25,419,418	25,191,570	24,574,432
Total equity market capitalization	$ 404,838	$ 403,119	$ 375,259	$ 384,426
Total consolidated debt	369,679	212,997	192,559	122,795
Total debt (pro-rata) [(5)]	375,904	219,222	198,784	129,020
Total combined market capitalization	780,742	622,341	574,043	513,446
Ratios:				
Total debt (pro-rata) to total combined market capitalization	48.1%	35.2%	34.6%	25.1%
Total debt (pro-rata) to adjusted EBITDA (quarterly results annualized)	9.1x	7.2x	7.2x	5.2x
Net debt (pro-rata) to adjusted EBITDA (quarterly results annualized)	8.9x	7.0x	6.9x	5.0x

(1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.

(2) The financials reflect operations since the completion of our initial public offering on July 24, 2013.

(3) Comparison of the three months ended June 30, 2014 to the three months ended June 30, 2013.

(4) Includes 3,009,259 OP units and excludes 203,264, 131,786 and 140,468 unvested shares of restricted stock as of June 30, 2014, March 31, 2014 and December 31, 2013, respectively. Includes 3,697,086 OP units and excludes 920,734 unvested shares of restricted stock as of September 30, 2013.

(5) Includes our 15% share of debt in our Mission Oaks joint venture.

Second Quarter 2014
Supplemental Financial Reporting Package
Rexford Industrial Real Estate Acquisition Development & Management
Page 4

Consolidated and Combined Balance Sheet

(unaudited and in thousands)

	Rexford Industrial Realty, Inc.				Rexford Industrial Realty, Inc. Predecessor
	6/30/14	3/31/14	12/31/13[1]	9/30/13 [1]	6/30/13[1]
Assets					
Investments in real estate, net	$ 653,794	$ 512,573	$ 483,572	$ 432,024	$ 378,911
Cash and cash equivalents	9,272	6,344	8,997	4,399	24,951
Restricted cash	379	352	325	298	2,026
Notes receivable	13,136	13,135	13,139	13,153	7,876
Rents and other receivables, net	1,467	1,254	929	869	685
Deferred rent receivable	4,213	3,817	3,642	3,428	3,862
Deferred leasing costs, net	2,650	2,303	2,164	1,979	2,112
Deferred loan costs, net	3,197	1,476	1,597	1,609	1,483
Acquired lease intangible assets, net[2]	22,652	13,174	13,622	11,108	6,896
Indefinite-lived intangible	5,271	5,271	5,271	-	-
Other assets	2,583	4,588	2,322	2,317	4,550
Acquisition related deposits	1,450	1,550	1,510	1,435	210
Investment in unconsolidated real estate entities	5,758	5,778	5,687	8,982	11,486
Assets associated with real estate held for sale	-	-	11,898	7,461	7,343
Total Assets	$ 725,822	$ 571,615	$ 554,675	$ 489,062	$ 452,391
Liabilities					
Notes payable	$ 369,873	$ 212,918	$ 192,491	$ 122,857	$ 343,663
Accounts payable, accrued expenses and other liabilities	6,281	6,345	6,024	4,586	2,328
Dividends payable	3,075	3,066	5,368	-	-
Acquired lease intangible liabilities, net[3]	1,977	1,553	1,160	535	65
Tenant security deposits	7,451	6,960	6,155	4,840	4,521
Prepaid rents	964	778	1,448	447	542
Liabilities associated with real estate held for sale	-	-	260	195	7,877
Total Liabilities	389,621	231,620	212,906	133,460	358,996
Equity					
Rexford Industrial Realty Inc. common stock	$ 255	$ 255	$ 255	$ 257	$ -
Rexford Industrial Realty Inc. additional paid-in capital	312,451	312,131	311,936	308,937	-
Accumulated other comprehensive income	(410)	269	-	-	-
Rexford Industrial Realty Inc. (accumulated deficit) retained earnings	(10,784)	(7,782)	(5,993)	256	-
Total Rexford Industrial Realty Inc. stockholders' equity	301,512	304,873	306,198	309,450	-
Predecessor equity	-	-	-	-	11,968
Predecessor accumulated deficit and distributions	-	-	-	-	(27,592)
Total Rexford Industrial Realty, Inc./Predecessor Equity	301,512	304,873	306,198	309,450	(15,624)
Noncontrolling interests	34,689	35,122	35,571	46,152	109,019
Total Equity	336,201	339,995	341,769	355,602	93,395
Total Liabilities and Equity	$ 725,822	$ 571,615	$ 554,675	$ 489,062	$ 452,391

(1) For comparability, certain prior period amounts have been reclassified to conform to current period presentation of properties held for sale.

(2) Includes net above-market tenant lease intangibles of $3,443, $1,488 and $1,597 as of June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

(3) Includes net below-market tenant lease intangibles of $1,716, $1,284 and $883 as of June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

Second Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial
Real Estate Acquisition Development & Management

Page 5

Consolidated and Combined Statement of Operations  Quarterly Results (unaudited and in thousands, except share count and per share figures)  Rexford Industrial Rexford Industrial Realty, Inc.(1) Realty, Inc. Predecessor  Three Months Ended Three Months Ended Three Months Ended Period from July 24, Period from July 1,   Rental revenues  $  12,773  $  11,628  $  10,809  $  7,640  $  2,384   Tenant reimbursements  1,681  1,511  1,333  828  254   Management, leasing, and development services  249  234  253  281  13     Total rental revenues 14,718 13,415 12,448 8,789 2,671   Total Revenues 14,996 13,691 12,638 8,980 2,734 Operating Expenses  Property expenses $ 3,892 $ 4,134 $ 3,869 $ 2,527 $ 689 General and administrative 2,780 2,605 2,827 2,500 1,885 Depreciation and amortization 6,003 6,130 5,661 3,025 888   Other (Income) Expense Acquisition expenses $ 652 $ 333 $ 421 $ 119 $ 7 Interest expense 1,537 1,251 1,046 717 1,233   Total Expenses 14,864 14,453 13,824 8,888 4,702   Loss on extinguishment of debt ----(3,919)   Discontinued Operations   Income from discontinued operations   before gains on sale of real estate  $  - $  21  $  171  $  120  $  27   Loss on extinguishment of debt  - - - - (17)     Net Income (Loss) $ 81 $ 1,429 $ (1,006) $ 295 $ (5,868) Net Income (Loss) Attributable to Common Stockholders/Predecessor $ 73 $ 1,277 $ (881) $ 256 $ (2,309)     Earnings per Common Share - Basic and Diluted   (1) The financials reflect operations since the completion of our initial public offering on July 24, 2013.   Second Quarter 2014  Page 6

Consolidated and Combined Statement of Operations  Quarterly Results (in thousands)  Rexford Industrial Rexford Industrial   Rexford Industrial Realty, Inc. Rexford Industrial Realty, Inc.   Realty, Inc. Predecessor Realty, Inc. Predecessor   Six Months Ended June 30, Three Months Ended June 30,   2014 2013 2014 2013   (unaudited) (unaudited) (unaudited) (unaudited)   Rental Revenues   Rental revenues 12,773$ 9,062$ 24,401$ 16,822$   Tenant reimbursements 1,681 1,112 3,192 1,959     Total rental revenues 14,718 10,393 28,133 19,379   Total Revenues  14,996  10,717  28,687  20,014   Operating Expenses   Property expenses  3,892  2,835  8,026  5,234   General and administrative  2,780  1,396  5,385  2,535     Other (Income) Expense  Acquisition expenses 652 624 985 717    Total Other Expense 2,189 5,010 3,773 8,829  Equity in loss income from unconsolidated real estate entities (51) (712) (6) (925) Gain from early repayment of note receivable ---1,365   Discontinued Operations   Income (loss) from discontinued operations   before gains on sale of real estate  - (257)  21  (838)   Loss on extinguishment of debt  - (41)  - (250)      Net Income (Loss) 81 (468) 1,510 1,586 Net Income (Loss) Attributable to Common Stockholders/Predecessor $ 73 $ (2,286) $ 1,350 $ (1,958)

Non-GAAP FFO [1]

(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc. [2]				Rexford Industrial Realty, Inc. Predecessor
	Three Months Ended				
	June 30, 2014	March 31, 2014	December 31, 2013	July 24, 2013 to Sep. 30, 2013	July 1, 2013 to July 23, 2013
Funds From Operations (FFO)					
Net income (loss) attributable to common stockholders/predecessor	$ 73	1,277	$ (881)	$ 256	$ (5,868)
Add:					
Depreciation and amortization, including amounts in discontinued operations	6,003	6,137	5,716	3,062	901
Depreciation and amortization from unconsolidated joint ventures	103	85	153	96	107
Loss from early extinguishment of debt	-	-	-	-	3,935
Net income (loss) attributable to noncontrolling interests	8	152	(125)	39	-
Deduct:					
Gains on sale of real estate	-	2,125	-	-	-
FFO available to common shareholders and unitholders	$ 6,187	$ 5,526	$ 4,863	$ 3,453	$ (925)
Company share of FFO [3]	$ 5,532	$ 4,941	$ 4,308	$ 3,001	
FFO per share - basic and diluted	$ 0.22	$ 0.19	$ 0.17	$ 0.12	
FFO available to common shareholders and unitholders	$ 6,187	$ 5,526	$ 4,863	$ 3,453	
Add:					
Non-recurring legal fees[4]	-	-	225	235	
Acquisition Expenses	652	333	421	119	
FFO available to common shareholders and unitholders before non-recurring legal fees	$ 6,839	$ 5,859	$ 5,509	$ 3,807	
Company share of FFO before non-recurring legal fees and acquisition expenses [3]	$ 6,115	$ 5,239	$ 4,880	$ 3,373	
FFO per share before non-recurring legal fees and acquisition expenses - basic and diluted	$ 0.24	$ 0.21	$ 0.19	$ 0.14	
Weighted-average shares outstanding - basic and diluted	25,419,757	25,419,418	25,191,570	24,574,432	
Weighted-average diluted shares and units	28,429,016	28,428,677	28,436,531	28,271,518	

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.

[2] The financials reflect operations since the completion of our initial public offering on July 24, 2013.

[3] Based on weighted average interest in our operating partnership of 10.6% for the three months ended June 30, 2014.

[4] Non-recurring legal fees relate to Accommodation and Litigation. For more information, see Item 3. Legal Proceedings in our 2013 Annual Report on Form 10-K and Item 1. Legal Proceedings in our subsequent filings on Form 10-Q.

Second Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial Real Estate Acquisition Development & Management

Page 8

Non-GAAP AFFO [1]

(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc. [2]				Rexford Industrial Realty, Inc. Predecessor
	Three Months Ended				
	June 30, 2014	March 31, 2014	December 31, 2013	July 24, 2013 to Sep. 30, 2013	July 1, 2013 to July 23, 2013
Adjusted Funds From Operations (AFFO)					
FFO available to common shareholders and unitholders	$ 6,187	5,526	$ 4,863	$ 3,453	$ (925)
Add:					
Amortization of deferred financing costs	144	129	124	93	127
Fair value lease expense	73	81	76	122	44
Acquisition costs	655	333	421	119	7
Non-cash stock compensation	279	172	(59)	326	900
Deduct:					
Straight line rent adjustment	395	184	515	290	41
Capitalized payments [3]	222	249	246	67	23
Note Receivable discount amortization	65	64	50	25	8
Note Payable premium amortization	35	11	11	9	3
Recurring capital expenditures [4]	447	280	335	139	-
2nd generation tenant improvements and leasing commissions [5]	795	275	390	166	(1)
Unconsolidated joint venture AFFO adjustments	(3)	(9)	(21)	(7)	(10)
AFFO	$ 5,382	$ 5,187	$ 3,899	$ 3,424	$ 89

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.

[2] The financials reflect operations since the completion of our initial public offering on July 24, 2013.

[3] Includes capitalized leasing and construction development compensation.

[4] Excludes nonrecurring capital expenditures of $1,708,000, $557,000, $748,000, $414,000, and $1,000 for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, July 24, 2013 to September 30, 2013, and the period from July 1, 2013 to July 23, 2013, respectively.

[5] Excludes 1st generation tenant improvements and leasing commissions of $31,000, $50,000, $370,000, $86,000, and $27,000 for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, the period from July 24, 2013 to September 30, 2013, and the period from July 1, 2013 to July 23, 2013, respectively.

Second Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial
Real Estate Acquisition Development & Management

Page 9

Statement of Operations Reconciliations (1)  (in thousands) (unaudited results)   Net Operating Income (NOI) Rental revenues  June 30, 2014 12,773 $  Rexford Industrial Realty, Inc. Three Months Ended March 31, 2014 December 31, 2013 11,628$ 10,809$  Period from 7,640$ July 24, 2013 to Sep. 30, 2013  Rexford Industrial Realty, Inc. Predecessor Period from 2,384$ July 1, 2013 to July 23, 2013      Property expenses 3,892 4,134 3,869 2,527 689 NOI $ 10,577 $ 9,047 $ 8,326 $ 5,981 $ 1,969    Straight line rent adjustment (395) (184) (515) (290) (41)  Net Income (Loss) $ 81 $ 1,429 $ (1,006) $ 295 $ (5,868) Add:  General and administrative 2,780 2,605 2,827 2,500 1,885 Depreciation and amortization 6,003 6,130 5,661 3,025 888 Acquisition expenses 652 333 421 119 7 Interest expense 1,537 1,251 1,046 717 1,233   Subtract:  Management, leasing, and development services 249 234 253 281 13 Interest income 278 276 190 191 63 Equity in (loss) income from unconsolidated real estate entities (51) 45 9 83 9 Loss on extinguishment of debt ----(3,919)  Income from discontinued operations -2,146 171 120 10  Fair value lease revenue 73 81 76 122 44   Cash NOI $ 10,255 $ 8,944 $ 7,887 $ 5,813 $ 1,972   (1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.  Second Quarter 2014

Statement of Operations Reconciliations [1]

(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc.			
	Three Months Ended			Period from July 24, 2013 to September 30, 2013
	June 30, 2014	March 31, 2014	December 31, 2013	
Net income (loss)	$ 81	$ 1,429	$ (1,006)	$ 295
Interest expense	1,537	1,251	1,046	717
Proportionate share of interest expense from unconsolidated joint ventures	45	57	42	32
Depreciation and amortization	6,003	6,130	5,661	3,025
Depreciation and amortization included in discontinued operations	-	7	55	37
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	103	85	153	72
EBITDA	$ 7,769	$ 8,959	$ 5,951	$ 4,178
Stock-based compensation amortization	279	172	(59)	326
Gain on sale of real estate	-	(2,125)	-	-
Non-recurring legal fees[2]	-	-	225	235
Acquisition expenses	652	333	421	119
Pro forma effect of acquisitions[3]	1,625	203	606	23
Pro forma effect of assets sold subsequent to end of the quarter[4]	-	(28)	(226)	(157)
Adjusted EBITDA	$ 10,325	$ 7,514	$ 6,918	$ 4,724

(1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.

(2) Non-recurring legal fees relate to Accommodation and Litigation. For more information, see Item 3. Legal Proceedings in our 2013 Annual Report on Form 10-K and Item 1. Legal Proceedings in oursubsequent filings on Form 10-Q.

(3) Represents the estimated impact of Q2'14 acquisitions as if they had been acquired on April 1, 2014, Q1'14 acquisitions as if they had been acquired on January 1, 2014, Q4'13 acquisitions calculating as if they had been acquired on October 1, 2013, and Q3'13 acquisitions as if they had been acquired on July 24, 2013. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of EBITDA had we owned the acquired entities as of the beginning of each period.

(4) Represents the estimated impact of Kaiser, which was sold on January 29, 2014, and Madera, which was sold on March 13, 2014, as if they had been disposed of as of the beginning of each period presented.

Second Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial Real Estate Acquisition Development & Management

Page 11

Same Property Portfolio Performance [1]

Statement of Operations and NOI Reconciliation

(in thousands)

(unaudited results)

Same Property Portfolio Statement of Operations:

	Three Months Ended June 30,				Six Months Ended June 30,			
	2014	2013 [2]	$ Change	% Change	2014	2013 [2]	$ Change	% Change
Rental Revenues								
Rental revenues	8,344	7,906	438	5.5%	$ 16,376	$ 15,645	$ 731	4.7%
Tenant reimbursements	930	909	21	2.3%	1,865	1,756	109	6.2%
Other operating revenues	7	42	(35)	(83.3%)	42	161	(119)	(73.9%)
Total rental revenues	9,281	8,857	424	4.8%	18,283	17,562	721	4.1%
Interest income	279	324	(45)	(13.9%)	555	572	(17)	(3.0%)
Total Revenues	9,560	9,181	379	4.1%	18,838	18,134	704	3.9%
Operating Expenses								
Property expenses	$ 2,405	$ 2,509	$ (104)	(4.1%)	$ 5,190	$ 4,918	$ 272	5.5%
Depreciation and amortization	3,411	3,042	369	12.1%	7,094	5,802	1,292	22.3%
Total Operating Expenses	5,816	5,551	265	4.8%	12,284	10,720	1,564	14.6%
Other (Income) Expense								
Interest expense [3]	58	4,167	(4,109)	(98.6%)	115	7,941	(7,826)	(98.6%)
Total Other Expense	58	4,167	(4,109)	(98.6%)	115	7,941	(7,826)	(98.6%)
Total Expenses	5,874	9,718	(3,844)	(39.6%)	12,399	18,661	(6,262)	(33.6%)
Net Income (Loss)	$ 3,686	$ (537)	$ 4,223	786.4%	$ 6,439	$ (527)	$ 6,966	1321.8%

Same Property Portfolio NOI Reconciliation:

	Three Months Ended June 30,				Six Months Ended June 30,			
NOI	2014	2013 [2]	$ Change	% Change	2014	2013 [2]	$ Change	% Change
Net Income (Loss)	3,686	$ (537)			6,439	$ (527)		
Add:								
Interest expense [3]	58	4,167			115	7,941		
Depreciation and amortization	3,411	3,042			7,094	5,802		
Deduct:								
Interest income	279	324			555	572		
NOI	$ 6,876	$ 6,348	$ 528	8.3%	$ 13,093	$ 12,644	$ 449	3.6%
Straight-line rents	(221)	92			(245)	(71)		
Amort. above/below market leases	32	34			64	78		
Cash NOI	$ 6,687	$ 6,474	$ 213	3.3%	$ 12,912	$ 12,651	$ 261	2.1%

(1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.

(2) Reflects the results of operations for Rexford Industrial Realty, Inc. Predecessor for the three and six months ended June 30, 2013, respectively.

(3) Interest expense for the three and six months ended June 30, 2014 only reflects interest for the loan secured by our property located at 107700 Jersey Blvd. Interest on our post-IPO $60mm term loan, which is secured by multiple properties, is being reported under the operating partnership and accordingly the interest is not being pushed down to the property.

Second Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial
Real Estate Acquisition Development & Management

Page 12

Same Property Portfolio Performance (1) (in thousands) NOI Reconciliation, Portfolio Detail, and Occupancy (unaudited results)     Straight-line rents (221) 92 (313) (340.2%) (245) (71) (174) 245.1%      Three Month Same Property Portfolio Rollforward Six Month Same Property Portfolio Rollforward   Period ended March 31, 2014 and 2013 50 4,402,399 89.1% 87.7% 50 4,402,399 89.1% 87.7%   Period ended June 30, 2014 and 2013 50 4,402,399 89.8% 88.4% 50 4,402,399 89.8% 88.4%    Los Angeles County  92.5%  91.1%  1.4%   Orange County  99.3%  88.5%  10.8%   San Bernardino County  86.4%  81.7%  4.7%   Ventura County  87.6%  97.3%  -9.7%      Total/Weighted Average 89.8% 88.4% 1.4%  (1)  For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.   (2)  Reflects the results of operations for Rexford Industrial Realty, Inc. Predecessor for the three and six months ended June 30, 2013, respectively.     Second Quarter 2014

Joint Venture Financial Summary (in thousands)  Balance Sheet (unaudited results)  Mission Oaks (1)  June 30, 2014  March 31, 2014  December 31, 2013  September 30, 2013   Assets:   Investments in real estate, net  56,439$  55,085$  54,074$  53,316$   Cash and cash equivalents  427  853  811  781   Rents and other receivables, net  182  133  152  286   Deferred rent receivable  212  161  107  62   Deferred leasing costs and acquisition  -  related intangible assets, net  4,569  4,912  5,254  5,913   Deferred loan costs, net  106  132  159  185   Acquired above-market leases, net  646  735  823  912   Other assets  64  81  42  73     Liabilities:   Notes payable  $  41,500  $  41,500  $  41,500  $  41,500   Accounts payable, accrued expenses and other liabilities  727  913  689  755   Tenant security deposits  277  277  277  267     Total Liabilities 42,628 42,833 42,475 42,522   Equity:   Equity  19,462  18,867  18,762  18,762   Accumulated deficit and distributions  555  392  185  244     Rexford Industrial Realty, Inc./Predecessor Ownership %: 15% 15% 15% 15%  (1) These financials represent amounts attributable to the entities and do not represent our proportionate share.

Joint Venture Financial Summary (1) (in thousands) Statement of Operations (unaudited results)   Mission Oaks (2)  Three Months Ended   June 30, 2014  March 31, 2014  December 31, 2013  September 30, 2013   Income Statement   Rental revenues  $  1,291  $  1,286 1,419$  1,427$   Tenant reimbursements  630  526  330  330      Total operating expense 745 629 736 912  General and administrative 28 29 32 1 Depreciation and amortization 686 564 1,021 637    Total expense 1,758 1,605 2,067 1,830  EBITDA  Net income (loss) $ 163 $ 207 $ (58) $ 382 Interest expense 299 383 278 280  Depreciation and amortization 686 564 1,021 637  Rexford Industrial Realty, Inc./Predecessor Ownership %: 15% 15% 15% 15%   Net income (loss)  $  163  $  207  $  (58)  $  382   Rexford Industrial Realty, Inc./Predecessor Ownership %:  15%  15%  15%  15%   Company share  24  31  (9)  57     (1)  For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 25 of this report.   (2)  These financials represent amounts attributable to the entities and do not represent our proportionate share.    Second Quarter 2014

Capitalization Summary  (unaudited results)    Total consolidated debt $ 369,679,177 $ 212,997,286 $ 192,558,968 $ 122,794,765   Less: Cash and cash equivalents $ (9,272,000) $ (6,344,000) $ (8,997,000) $ (4,399,000) Net Debt (pro-rata) $ 366,632,177 $ 212,878,286 $ 189,786,968 $ 124,620,765   Total debt (pro-rata) to total combined market capitalization  48.1%  35.2%  34.6%  25.1%   Total debt (pro-rata) to adjusted EBITDA (quarterly results annualized)  9.1x  7.2x  7.2x  5.2x   Net debt (pro-rata) to adjusted EBITDA (quarterly results annualized)  8.9x  7.0x  6.9x  5.0x   (1) Excludes 203,264, 131,786, 140,468 and 920,734 unvested shares of restricted stock at June 30, 2014, March 31, 2014, December 31, 2013 and September 30, 2013, respectively.     Second Quarter 2014

Debt Summary

(in thousands)

(unaudited results)

Debt Detail:

As of June 30, 2014

Debt Description	Initial Maturity Date	Maturity Date w/ Extensions	Stated Interest Rate	Effective Interest Rate	Balance
Secured Debt:					
Glendale Commerce Center [1]	5/1/2016	5/1/2018	LIBOR + 2.00%	2.150%	$ 42,750
10700 Jersey Blvd.	1/1/2015	N/A	5.45%	5.450%	5,077
Term Loan	8/1/2019	8/1/2020	LIBOR + 1.90%	2.050%	60,000
Gilbert/La Palma	3/1/2031	N/A	5.125%	5.125%	3,234
2980 San Fernando	7/1/2015	N/A	5.088%	5.088%	10,243
Term Loan	7/24/2017	7/24/2019	LIBOR + 1.55%	1.701%	48,500
Unsecured Debt:					
$100M Term Loan Facility	6/11/2019	6/11/2019	LIBOR + 1.50%	1.650%	100,000
$200M Revolving Credit Facility	6/11/2018	6/11/2019	LIBOR + 1.55%	1.900% [2]	99,875
Total Consolidated:				2.025%	$ 369,679
Pro-rata Joint Venture Interest:					
Mission Oaks [3]	6/28/2015	6/28/2017	LIBOR + 2.50%	2.688%	$ 6,225

[1] Located at 3350 Tyburn St., 3332 - 3424 N. San Fernando Rd.

[2] Includes the effect of the unused commitment fee which is calculated as 0.30% or 0.20% of the daily unused commitment if the balance is under $100,000,000 or over $100,000,000, respectively.

[3] 3001, 3175 & 3233 Mission Oaks Blvd. structured as 3 separate cross-collateralized loans with similar terms.

Consolidated Debt Composition:

Category	Avg. Term Remaining (yrs)	Stated Interest Rate	Effective Interest Rate	Balance	% of Total
Fixed	3.6	5.19%	5.19%	$ 18,554	5%
Variable[1]	4.1	LIBOR + 1.65%	1.86%	$ 351,125	95%
Secured	3.5		2.32%	$ 169,804	46%
Unsecured credit facility	4.5		1.77%	$ 199,875	54%

[1] On February 4, 2014 we executed two forward interest rate swaps to effectively fix the interest rate on our $60mm term loan in the future as follows: (i) $30 million at 3.726% annually from 1/15/15 to 2/15/19, and (ii) $30 million at 3.91% annually from 7/15/15 to 2/15/19.

Debt Maturity Schedule:

Year	Secured	Unsecured Debt	Total	% Total	Interest Rate
2014	$ -	$ -	$ -	0%	-
2015	15,320	-	15,320	4%	5.21%
2016	42,750	-	42,750	12%	2.15%
2017	48,500	-	48,500	13%	1.70%
2018	-	99,875	99,875	27%	1.90%
2019	60,000	100,000	160,000	43%	1.80%
Thereafter	3,234	-	3,234	1%	5.13%
Total	$ 169,804	$ 199,875	$ 369,679	100%	2.02%

Second Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial
Real Estate Acquisition Development & Management

Page 17

Portfolio Overview  at 6/30/14 (unaudited results)   Ann. Base Rent Total  Market # Properties % Owned Pro-rata Sq. Ft. Occ. % (in thousands)(1) per SF   Greater San Fernado Valley 18 100.0% 1,736,627 94.7% $ 16,406 $9.98 San Gabriel Valley 10 100.0% 1,213,095 97.0% 8,803 $7.48 Central LA 1 100.0% 190,663 100.0% 1,288 $6.76 Mid-Counties 4 100.0% 522,430 91.7% 3,512 $7.33   North Orange County 5 100.0% 579,446 94.8% 4,946 $9.01 West Orange County 1 100.0% 170,865 100.0% 1,308 $7.65   Inland Empire West 7 100.0% 721,063 88.6% 5,238 $8.20    Camarillo / Oxnard 3 100.0% 410,533 87.6% 2,808 $7.81  North County 6 100.0% 584,254 75.9% 3,788 $8.54 Central 7 100.0% 476,724 92.4% 4,234 $9.61   San Diego County 14 100.0% 1,139,593 83.6% 8,616 $9.05  Other - Glenview, Illinois 1 100.0% 37,992 79.5% 302 $10.00    Camarillo / Oxnard 3 15.0% 178,261 73.8% $ 806 $6.13    GRAND TOTAL / WEIGHTED AVERAGE 85 88.9% 8,086,717 90.1% $ 60,610 $8.32  (1) Calculated for each property as monthly contracted base rent per the terms of the lease(s) at such property, as of June 30, 2014, multiplied by 12 and then multiplied by our ownership interest for such property, and then aggregated by market. Excludes billboard and antenna revenue and rent abatements.  Second Quarter 2014

Occupancy and Leasing Trends

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Occupancy by County:

	Jun. 30, 2014	Mar. 31, 2014	Dec. 31, 2013	Sep. 30, 2013	Jun. 30, 2013
Occupancy:					
Los Angeles County [(1)]	92.5%	91.6%	89.9%	88.1%	90.9%
Orange County	91.9%	95.0%	91.7%	92.6%	88.1%
San Bernardino County	88.9%	88.8%	87.5%	85.7%	82.3%
Ventura County	87.6%	91.5%	97.7%	97.3%	97.3%
San Diego County	83.6%	79.3%	85.1%	83.4%	83.4%
Other	79.5%	85.0%	80.6%	69.0%	67.2%
Total/Weighted Average[(2)]	90.5%	90.2%	89.7%	88.0%	88.8%
Consolidated Portfolio SF	7,908,456	6,533,452	6,321,894	5,489,496	5,290,266

Leasing Activity:

	Three Months Ended				
	Jun. 30, 2014	Mar. 31, 2014	Dec. 31, 2013	Sep. 30, 2013[(4)]	Jun. 30, 2013
Leasing Activity (SF): [(3)]					
New leases	208,819	307,102	142,248	143,973	265,394
Renewal	363,798	351,995	244,068	194,978	244,206
Gross leasing	572,617	659,097	386,316	338,951	509,600
Expiring leases	582,344	618,303	309,769	328,098	339,347
Net absorption	-9,727	40,794	76,547	10,853	170,253
Retention rate	62%	57%	79%	59%	72%

Weighted Average New/Renewal Leasing Spreads:

	Jun. 30, 2014	Mar. 31, 2014	Dec. 31, 2013	Sep. 30, 2013	Jun. 30, 2013
Cash Rent Change	5.2%	3.6%	3.5%	(1.1%)	(2.8%)
GAAP Rent Change	17.1%	11.5%	12.9%	6.7%	8.2%

(1) Excluding the December 17, 2013 acquisition of the office building located at 2900 N. Madera Road, the occupancy at December 31, 2013 is 91.5%.

(2) Excluding the December 17, 2013 acquisition of the office building located at 2900 N. Madera Road, the occupancy at December 31, 2013 is 90.6%.

(3) Excludes month-to-month tenants.

(4) Includes Rexford Industrial Realty, Inc. Predecessor and Rexford Industrial Realty, Inc. results.

Second Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial
Real Estate Acquisition Development & Management

Page 19

Leasing Statistics

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Leasing Activity:

	# Leases Signed	SF of Leasing	Wtd. Avg. Lease Term	Rent Change - Cash	Rent Change - GAAP
Second Quarter 2014:					
New	44	208,819	3.6	2.9%	12.9%
Renewal [1]	72	363,798	2.3	6.1%	18.9%
Total/Weighted Average	116	572,617	2.8	5.2%	17.1%

Uncommenced Leases by County:

Market	Leased SF	Uncomm. Lease Ann. Base Rent (in thousands)	Total Pro Forma Ann. Base Rent (in thousands)	Pro Forma Occupancy %	Pro Forma Ann. Base Rent per SF
Los Angeles County	20,904	$ 297	$ 33,187	93.0%	$8.48
Orange County	-	-	9,486	91.9%	$7.90
San Bernardino County	-	-	5,702	88.9%	$7.95
Ventura County	-	-	2,808	87.6%	$7.81
San Diego County	32,586	293	8,909	86.4%	$9.04
Other	-	-	302	79.5%	$10.00
Total/Weighted Average	53,490	$ 590	$ 60,394	91.1%	$8.38

Lease Expiration Schedule:

Year of Lease Expiration	# of Leases Expiring	Total Rentable SF	Ann. Base Rent (in thousands)	% of Ann. Base Rent	Ann. Base Rent per SF
Available	-	754,964	-	-	-
MTM Tenants	124	196,305	$ 2,024	3.5%	$10.31
2014	189	895,155	6,865	11.5%	$7.67
2015	292	1,344,947	11,417	19.1%	$8.49
2016	216	1,789,175	14,526	24.3%	$8.12
2017	102	1,137,194	8,837	14.8%	$7.77
2018	40	712,934	5,912	9.9%	$8.29
2019	20	488,023	3,982	6.7%	$8.16
2020	5	154,526	2,632	4.4%	$17.03
2021	7	86,388	1,161	1.9%	$13.44
2022	3	143,742	762	1.3%	$5.30
Thereafter	3	205,103	1,688	2.9%	$8.23
Total Portfolio	1,001	7,908,456	$ 59,806	100.0%	$8.36

[1] Over 99% of lease renewals during the quarter achieved flat or positive cash rent growth.

Second Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial
Real Estate Acquisition Development & Management

Page 20

Top Tenants and Lease Segmentation  (unaudited results, data represents consolidated portfolio only on a pro rata basis)   % of Total Ann. Ann. Base Rent   Dendreon Corporation  OC -West  170,865  2.2%  $7.65  12/31/2019   State of California  Inland Empire West  58,781  1.8%  $18.13  3/31/2020   Warehouse Specialists  LA -San Gabriel Valley  245,961  1.8%  $4.32  11/30/2017   Biosense  LA -San Gabriel Valley  76,000  1.7%  $12.99  10/31/2020   Excelis (Formerly ITT Industries, Inc.)  LA -San Gabriel Valley  67,838  1.4%  $12.63  9/30/2023   Kingsbridge International  LA -San Fern. Valley  136,065  1.3%  $5.88  1/31/2024   Tree Island Wire  LA -San Gabriel Valley  108,703  1.2%  $6.49  11/30/2016   Towne Inc.  OC -Airport  122,060  1.2%  $5.73  7/31/2016      Ann. Base Rent % of Total Ann. Ann. Base Rent Square Feet Number of Leases Leased SF (in thousands) Base Rent per SF   5,000 -9,999 104 718,422 7,273 12.2% $10.12 10,000 -24,999 110 1,776,998 15,062 25.2% $8.48   Total / Wtd. Avg. 1,001 7,153,492 $ 59,804 100.0% $8.36

Capital Expenditure Summary

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Quarter Ended June 30, 2014:	Amount	SF[1]	PSF
Tenant Improvements:			
New Leases - 1st Generation	$ -	-	$ -
New Leases - 2nd Generation	$ 302,000	237,755	$ 1.27
Renewals	$ 37,000	176,995	$ 0.21
Leasing Commissions & Lease Costs:			
New Leases - 1st Generation	$ 31,000	16,444	$ 1.89
New Leases - 2nd Generation	$ 374,000	293,363	$ 1.27
Renewals	$ 82,000	116,788	$ 0.70
Total Recurring Capex:			
Recurring Capex	$ 447,000	2,457,669	$ 0.18
Recurring Capex % NOI	4.2%		
Recurring Capex % Operating Revenue	3.1%		
Nonrecurring Capex	$ 1,708,000	1,713,319	$ 1.00

Six Months Ended June 30, 2014:	Amount	SF(1)	PSF
Tenant Improvements:			
New Leases - 1st Generation	$ 9,000	7,032	$ 1.28
New Leases - 2nd Generation	$ 345,000	306,585	$ 1.13
Renewals	$ 81,000	367,110	$ 0.22
Leasing Commissions & Lease Costs:			
New Leases - 1st Generation	$ 72,000	123,648	$ 0.58
New Leases - 2nd Generation	$ 504,000	456,250	$ 1.10
Renewals	$ 141,000	165,803	$ 0.85
Total Recurring Capex:			
Recurring Capex[1]	$ 727,000	2,320,605	$ 0.31
Recurring Capex % NOI	3.7%		
Recurring Capex % Operating Revenue	2.6%		
Nonrecurring Capex[1]	$ 2,265,000	1,856,875	$ 1.22

(1) For tenant improvements and leasing commissions, reflects the aggregate square footage of the leases in which we incurred such costs, excluding new/renewal leases in which there were no tenant improvements and/or leasing commissions. For total recurring capex and nonrecurring capex, reflects the aggregate square footage of the properties in which we incurred such capital expenditures.

Second Quarter 2014
Supplemental Financial Reporting Package
Rexford Industrial Real Estate Acquisition Development & Management
Page 22

Properties Under Repositioning  (unaudited results, all figures pro rata except SF)   As of June 30, 2014  Total SF   presented on Purchase Projected  a wholly Acquisition Occupancy % at Price Inv.-to-date Total Inv.  Property Ownership % owned basis Date June 30, 2014 ($ in MM) ($ in MM) ($ in MM) Work In Progress: 3233 Mission Oaks Blvd. 15.0% 452,111 Jun-12 32% $2.3 $3.4 $3.5 Glendale* 100.0% 38,665 Apr-08 65% $6.0 $7.9 N/A 1661 240th St. 100.0% 100,851 May-13 0% $5.0 $6.2 $7.6   Grand Total / Wtd. Avg. 663,627 31% $18.3 $22.5 $16.6  * Located at 700 Allen Ave., 1840 Dana St., & 1830 Flower St.   Second Quarter 2014

Acquisitions and Dispositions Summary

(unaudited results, data presented on a wholly owned basis)

Acquisitions:

Date	Property	Address	Submarket	SF	Price ($ in MM)	Occ. % at Acquisition	Occ. % at June 30, 2014
Jul-13	Orion	8101-8117 Orion Ave.	LA - San Fern. Valley	48,388	$5.6	90%	100%
Aug-13	Tarzana	18310-18330 Oxnard St.	LA - San Fern. Valley	75,288	$8.4	81%	96%
Nov-13	Yorba Linda Business Park	22343-22349 La Palma Ave.	OC - North	115,760	$12.7	79%	77%
Nov-13	The Park	1100-1170 Gilbert St., 2353-2373 La Palma Ave.	OC - North	120,313	$10.6	85%	98%
Dec-13	Bonita Thompson	280 Bonita Ave., 2743 Thompson Creek Rd.	LA - San Gabriel	365,859	$27.2	100%	100%
Dec-13	Madera (1)	2900-2950 N. Madera Road	LA - San Fern. Valley	199,370	$15.8	68%	100%
Dec-13	Vanowen	10635 W. Vanowen St.	LA - San Fern. Valley	31,037	$3.4	100%	100%
Jan-14	Rosecrans	7110 Rosecrans Avenue	LA - South Bay	72,000	$5.0	50%	50%
Jan-14	14723-14825 Oxnard	14723-14825 Oxnard Street	LA - San Fern. Valley	78,000	$8.9	98%	98%
Feb-14	Ontario Airport	Ana Street	Inland Empire West	113,612	$8.6	95%	92%
Feb-14	228th Street	1500-1510 West 228th Street	LA - South Bay	88,330	$6.6	100%	95%
Mar-14	24105 Frampton	24105 & 24201 Frampton Avenue	LA - South Bay	47,903	$3.9	100%	100%
Apr-14	Saturn Way	1700 Saturn Way	OC - West	170,865	$21.1	100%	100%
May-14	San Fernando	2980 & 2990 N. San Fernando Blvd.	OC - South	130,800	$15.4	100%	100%
May-14	Crescent Bay	20531 Crescent Bay Drive	LA - San Fern. Valley	46,178	$6.5	100%	100%
Jun-14	Birch	2610 & 2701 S. Birch Street	OC - Airport	98,105	$11.0	100%	100%
Jun-14	Dupont	4051 Santa Ana St. & 701 Dupont Ave.	Inland Empire West	111,890	$10.2	100%	100%
Jun-14	9755 Distribution Ave	9755 Distribution Ave	San Diego - Central	47,666	$5.4	100%	100%
Jun-14	9855 Distribution Ave	9855 Distribution Ave	San Diego - Central	60,819	$8.5	100%	100%
Jun-14	9340 Cabot Drive	9340 Cabot Drive	San Diego - Central	86,564	$11.0	84%	84%
Jun-14	9404 Cabot Drive	9404 Cabot Drive	San Diego - Central	46,846	$6.4	100%	100%
Jun-14	9455 Cabot Drive	9455 Cabot Drive	San Diego - Central	96,840	$12.1	84%	84%
Jun-14	14955-14971 E Salt Lake Ave	14955-14971 E Salt Lake Ave	LA - San Gabriel Valley	126,036	$10.9	100%	100%
Jun-14	5235 Hunter Ave	5235 Hunter Ave	OC - North	119,692	$11.3	100%	100%
Jun-14	3880 W Valley Blvd	3880 W Valley Blvd	LA - San Gabriel Valley	108,703	$9.6	100%	100%
Jun-14	1601 & 1621 Alton Pkwy	1601 & 1621 Alton Pkwy	OC - Airport	124,000	$13.3	40%	40%

(1) Madera acquisition includes a 136,065 square foot industrial building and a 63,035 square foot office building, which was subsequently sold in Q1-2014.

Dispositions:

Date	Property	Address	Submarket	SF	Sale Price ($ in MM)	Reason for Selling
Jan-13	Bonnie Beach	4578 Worth Street	LA - Central	79,370	$4.1	User sale
Apr-13	Williams	1950 East Williams Drive	Ventura County	161,682	$8.5	Marketed sale
May-13	Glenoaks	9027 Glenoaks Blvd.	LA - San Fern. Valley	14,700	$1.7	User sale
May-13	Interstate	2441, 2507, 2515 W. Erie Dr., & 2929 S. Fair Lane	Arizona	83,385	$5.0	Non-strategic location
Jun-13	Knollwood	1255 Knollwood Circle	OC - North	25,162	$2.8	User sale
Jan-14	Kaiser	1335 Park Center Drive	San Diego - North	124,997	$10.1	User sale
Mar-14	Madera - Office	2900 N. Madera Road	LA - San Fern. Valley	63,305	$4.4	Non core business

Second Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial
Real Estate Acquisition Development & Management

Page 24

Definitions / Discussion of Non-GAAP Financial Measures  Adjusted Funds from Operations (AFFO): We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-cash operating revenues and expenses, (ii) capitalized operating expenditures such as leasing payroll, (iii) recurring capital expenditures required to maintain and re-tenant our properties, (iv) regular principal payments required to service our debt, and (v) 2nd generation tenant improvements and leasing commissions. Management uses AFFO as a supplemental performance measure because it provides a performance measure that, when compared year over year, captures trends in portfolio operating results. We also believe that, as a widely recognized measure of the performance of REITs, AFFO will be used by investors as a basis to assess our performance in comparison to other REITs.  Annualized Base Rent: Calculated for each lease as the latest monthly contracted base rent per the terms of such lease multiplied by 12. Excludes billboard and antenna revenue and rent abatements.  Capital Expenditures, Non-recurring: Expenditures made in respect of a property for improvement to the appearance of such property or any other major upgrade or renovation of such property, and further includes capital expenditures for seismic upgrades, or capital expenditures for deferred maintenance existing at the time such property was acquired.  Capital Expenditures, Recurring: Expenditures made in respect of a property for maintenance of such property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of parking lot, roofing materials, mechanical systems, HVAC systems and other structural systems. Recurring capital expenditures shall not include any of the following: (a) improvements to the appearance of such property or any other major upgrade or renovation of such property not necessary for proper maintenance or marketability of such property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such property existing at the time such property was acquired.  Capital Expenditures, First Generation: Capital expenditures for newly acquired space, newly developed or redeveloped space, or change in use.  Cash NOI: Cash basis NOI is a non-GAAP measure, which we calculate by adding or subtracting from NOI i) fair value lease revenue and ii) straight-line rent adjustment. We use Cash NOI, together with NOI, as a supplemental performance measure. Cash NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. Cash NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP. We use Cash NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.  EBITDA and Adjusted EBITDA: We believe that EBITDA is helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use this measure in ratios to compare our performance to that of our industry peers. In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of Equity REITs. However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. EBITDA should not be considered as an alternative to net income or loss as an indicator of our operating performance. Other Equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other Equity REITs’ EBITDA. Adjusted EBITDA includes add backs of non-cash stock based compensaiton expense, loss on extinguishment of debt, non-recurring legal fees and the pro-forma effects of acquisitions and assets classified as held for sale.  Investment to Date and Total: Reflects the total purchase price for a property plus additional or planned tangible investment subsequent to acquisition.  Funds from Operations (FFO): We calculate FFO before non-controlling interest in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends.   Second Quarter 2014  Page 25

Supplemental Financial Reporting Package   Definitions / Discussion of Non-GAAP Financial Measures  Properties Under Repositioning: Typically defined as properties where space is held vacant in order to implement capital improvements that improve the market rentability of that space. Considered completed once investment is fully or nearly fully deployed.  NOI: Includes the revenue and expense directly attributable to our real estate properties calculated in accordance with GAAP. Calculated as total revenue from real estate operations including i) rental revenues ii) tenant reimbursements, and iii) other income less property expenses and other property expenses (before interest expense, depreciation and amortization). We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense and gains (or losses) from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. NOI should not be used as a substitute for cash flow from operating activities in accordance with GAAP. We use NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.  Rent Change -Cash: Compares the first month cash rent excluding any abatement on new leases to the last month rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short-term leases, and space that has been vacant for over one year.  Rent Change -GAAP: Compares GAAP rent, which straightlines rental rate increases and abatement, on new leases to GAAP rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short-term leases, and space that has been vacant for over one year.  Same Property Portfolio: Determined independently for each period presented. Comparable properties must have been owned for the entire current and prior periods presented. The company's computation of same property performance may not be comparable to other real estate companies.  Uncommenced Leases: Reflects signed leases that have not yet commenced as of the reporting date.   Second Quarter 2014